UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2006

GRYPHON GOLD CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-127635 (Commission File Number)	92-0185596 (IRS Employer Identification No.)

390 UNION BLVD., SUITE 360

LAKEWOOD, CO  80228
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (303) 988-5777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Equity Securities

On March 24, 2006, the Company closed a private placement of 5,475,000 units at a price of Cdn$1.25 per unit, for gross proceeds of Cdn$6,843,750.  Each unit consists of one share of common stock and one-half of one Class B Warrant, each whole Class B Warrant is exercisable to acquire one share of common stock at an exercise price of Cdn$1.65 until March 23, 2007.  The offer and sale of the units was made pursuant to exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), outside the United States in off-shore transactions under Rule 903 of Regulation S and in the United States under Rule 506 of Regulation D under the Securities Act.  All of the offers and sales of the units were made exclusively to accredited investors (as such term is defined in Rule 501(a) of Regulation D) in offers and sales not involving a public offering.  The private placement was conducted without general solicitation or advertising or directed selling efforts (as defined in Regulation S of the Securities Act).  Offers and sales outside the United States were made exclusively to non-U.S. persons in off shore transactions.  The subscribers were afforded an opportunity for effective access to the Company’s reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, which contained the relevant information needed to make its investment decision, including the Company’s financial statements.  The Company reasonably believed that the subscribers, immediately prior to offering the units, had such knowledge and experience in financial and business matters that it was capable of evaluating the merits and risks of their investment.  The securities are restricted securities as defined under Rule 144 of the Securities Act.

The Company agreed to pay commissions of up to seven percent (7%) of the gross proceeds raised from the Offering, payable in cash to qualified agents and to issued such agents Class C Warrants exercisable to acquire 280,500 shares of common stock at Cdn$1.40 per share until March 23, 2007.

In connection with the private placement, the Company granted registration rights to each of the investors.  The Company will use commercially reasonable efforts to prepare and file with SEC 120 days after the Closing Date, a registration statement (on Form S-3, SB-1, SB-2, S-1, or other appropriate registration statement form reasonably acceptable to the Company) under the Securities Act, and to use commercially reasonable efforts to cause such registration statement to be declared effective within 180 days of the Closing Date.

Item 7.01.  Regulation FD Disclosure

On March 24, 2006, the Registrant released the press release filed herewith as Exhibit 99.

Item 9.01. Financial Statements and Exhibits

Exhibits

Number	Description
99.1	Press Release

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gryphon Gold Corporation (Registrant)

Dated: March 24, 2006	By: /s/ Thomas Sitar Thomas Sitar Chief Financial Officer